--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR

--------------------------------------------------------------------------------

DEAR SHAREHOLDER:                                                August 14, 1996

We welcome this opportunity to provide you with information about the Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust') for its semi-annual period which ended June 30, 1996 and to share our outlook for the rest of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange under the symbol 'HTO'.

DESCRIPTION OF THE TRUST

The Trust is a closed-end investment company whose investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities ('MBS') either (i) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities or (ii) rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch Investors Service, L.P.) at the time of the investment.

MARKET ENVIRONMENT

Since our last report, interest rates have been volatile. Expectations of further Federal Reserve ('Fed') easing for the fourth quarter of 1995 were finally realized in January, 1996 with a 25 basis point reduction in the Federal Funds rate to 5.25%. This reduction was followed, however, by a fairly dramatic shift in market psychology because economic growth for 1996 has turned out to be stronger than originally anticipated. With stronger economic growth, interest rates have increased on fears of increasing inflation and the possibility of a shift in the future course of monetary policy, resulting in higher interest rates. During the last six months, the economy exceeded the expectations of most professional forecasters and economists who had previously called for modestly good performance from the economy. As an example of the economy's strength, second quarter 1996 GDP increased by 4 1/2%. It should be noted that despite the increase in economic growth, signs of escalating inflation have failed to materialize, and the Fed has opted to keep the Federal Funds rate unchanged. Despite the Fed's 'hold' on rates, interest rate volatility has been much higher than in the recent past.

The dramatic change in yields between December 31, 1995, February 13, 1996 and June 30, 1996 is outlined below.

                         12/31/95    2/13/96     6/30/96

                         --------    --------    --------
Fed Funds.............     5.50%       5.25%       5.25%
1-Year Treasury
  Bill................     5.14%       4.78%       5.68%
2-Year Treasury
  Note................     5.15%       4.79%       6.11%
5-Year Treasury
  Note................     5.38%       5.13%       6.46%
10-Year Treasury
  Note................     5.57%       5.58%       6.71%

PORTFOLIO STRATEGY AND PERFORMANCE

Since the last report, dated February 23, 1996, a reallocation of the portfolio has occurred. Due to substantial spread tightening in the Commercial Collateralized Mortgage Obligation ('CMO') and the Subordinated CMO areas, these sectors have had their portfolio weightings reduced from 11.2% and

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONTINUED)

--------------------------------------------------------------------------------
27.7% to 6.0% and 13.6%, respectively, resulting in the Trust capturing these sector's improved relative performance.

The reduction in exposure to these sectors was offset by an increased allocation to Whole Loan CMOs which now comprise 20.5% of the portfolio. The CMOs purchased are backed by low coupon mortgages, which together with the structural features of the CMO, provide these holdings with protection against prepayment risk and form a core investment of the portfolio that will remain stable under a wide range of interest rate scenarios.

The portfolio also increased its allocation to asset-backed securities ('ABSs') because this sector currently represents excellent value and is consistent with the Trust's investment objectives.

During the six month period, the Trust posted a -4.42% total return (based on Net Asset Value) which was entirely attributable to price declines on the securities in the Trust, as a result of rising interest rates. This performance, however, compares favorably with the performance of 10-year U.S. Treasury which posted a -5.02% total return during the same six month period.

In summary, the portfolio as of June 30, 1996 had 48.8% allocation to Agency CMOs and Whole Loan CMOs. The current credit component of the portfolio, which amounts to 30.8%, is comprised of Subordinated CMOs, Commercial CMOs, and ABSs. Over the past six months, the credit exposure of the Trust has declined as we reduced our Commercial and Subordinated CMO holdings. The portfolio currently is invested in approximately 80% securities rated AAA, while the balance of the portfolio has investments rated no lower than BBB. We will continue to pursue investment opportunities in the credit sensitive sectors.

The portfolio maintains an average life of 8 years, and a duration of 5.5 years which embraces the Trust's targeted maturity of November 30, 2005. Because the Trust currently has a long duration relative to some other fixed income investments, the Trust may experience, N.A.V. volatility as a function of changes in interest rates.

The chart on the following page shows the allocation of the Trust's holdings by asset category on June 30, 1996.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
REPORT OF THE INVESTMENT ADVISOR  (CONCLUDED)

--------------------------------------------------------------------------------

          HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
                 PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 1996*


        Repurchase Agreements........................    0.2%
        Municipal Zero Coupon Securities.............    5.0%
        U.S. Government Agency Stripped
         Mortgage-Backed Securities..................    5.9%
        Commercial Collateralized Mortgage
         Obligations.................................    6.0%
        U.S. Treasury Obligations....................    9.3%
        Asset-Backed Securities......................   11.2%
        Subordinated Collateralized Mortgage
         Obligations.................................   13.6%
        Whole Loan Collateralized Mortgage
         Obligations.................................   20.5%
        U.S. Government Agency Collateralized
          Mortgage Obligations.......................   28.3%

* As a percentage of total investments.


CONCLUSION

We appreciate the opportunity to serve your investment needs and we thank you for your continued support. As always, we welcome your questions and comments and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.



Sincerely,


/s/Kenneth C. Weiss

KENNETH C. WEISS
Chairman,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.


/s/Louis C. Lucido


LOUIS C. LUCIDO
President,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
Managing Director and Chief Operating Officer,
Hyperion Capital Management, Inc.


/s/John N. Dunlevy

JOHN N. DUNLEVY
Vice President,
Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.
Director and Senior Portfolio Manager,
Hyperion Capital Management, Inc.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS
June 30, 1996 (unaudited)

                                                                                      Principal          Market
                                                       Current                         Amount            Value
                                                       Coupon         Maturity         (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--61.7%
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs)--40.2%
Federal Home Loan Mortgage Corporation
  Series 1637, Class G, PAC                             6.00%        06/15/23        $  14,213#      $ 13,071,740
  Series 1819, Class E, PAC                             6.00         02/15/11           10,000#         9,085,940
  Series 1832, Class F, PAC                             6.50         03/15/11            5,771          5,440,968
  Series 1515, Class SA                                 8.61+        05/15/08            1,345          1,197,925
  Series 1576, Class S                                  8.75+        09/15/08            2,557          2,351,459
                                                                                                     ------------
                                                                                                       31,148,032
                                                                                                     ------------
Federal National Mortgage Association
  Series 1994-15, Class G, PAC                          5.50         08/25/21           15,000#        13,800,000
  Series 1994-92, Class B                               7.50         01/25/21           22,067#        21,394,678
  Series 1993-186, Class SA                             9.25+        09/25/08            1,695          1,556,542
  Series 1993-170, Class SB                             9.75+        08/25/07            2,575          2,473,448
  Series 1992-200, Class SG                            11.50+        11/25/22            2,477          2,469,649
                                                                                                     ------------
                                                                                                       41,694,317
                                                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs)
  (Cost - $73,369,620)                                                                                 72,842,349
                                                                                                     ------------
U.S. GOVERNMENT AGENCY STRIPPED MORTGAGE-BACKED SECURITIES--8.3%
PLANNED AMORTIZATION CLASS INTEREST-ONLY SECURITIES:
Federal Home Loan Mortgage Corporation
  Series 1489, Class K                                  6.50         10/15/07            6,225          1,156,487
  Series 1831, Class PG                                 6.50         03/15/11            6,570          2,073,790
                                                                                                     ------------
                                                                                                        3,230,277
                                                                                                     ------------
Federal National Mortgage Association
  Series 1993-221, Class JB                             6.00         09/25/07            4,579          1,155,420
  Series 1994-20, Class PN                              6.50         02/25/09            3,613            878,299
  Series 1993-201, Class JC                             6.50         05/25/19           21,227          5,492,387
  Series 1993-183, Class GA                             6.50         03/25/22            7,152          1,695,194
  Series 1993-198, Class M                              6.50         10/25/23            2,415            929,775
  Series 1993-140, Class V                              7.00         06/25/13            5,566          1,752,332
                                                                                                     ------------
                                                                                                       11,903,407

                                                                                                     ------------
TOTAL U.S. GOVERNMENT AGENCY STRIPPED MORTGAGE-BACKED SECURITIES
  (Cost - $16,607,335)                                                                                 15,133,684
                                                                                                     ------------
U.S. TREASURY OBLIGATIONS--13.2%
  U.S. Treasury Notes
                                                        5.63         02/15/06            8,000#         7,418,752
                                                        6.88         03/31/00            2,000#         2,030,626
                                                        7.50         01/31/97            4,000#         4,041,876
                                                        7.75         01/31/00           10,000#        10,423,440
                                                                                                     ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost - $23,534,077)                                                                                 23,914,694
                                                                                                     ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (Cost - $113,511,032)                                                                               111,890,727
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1996 (unaudited)

                                                                                      Principal          Market
                                                       Current                         Amount            Value
                                                       Coupon         Maturity         (000s)           (Note 2)
-----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--15.9%
ContiMortgage Home Equity Loan Trust
  Series 1996-1, Class A7                               7.00%        03/15/27        $   3,000       $  2,796,072
                                                                                                     ------------
First Bank Auto Receivables Grantor Trust
  Series 1995-A, Class A                                8.00         01/15/00            2,612          2,669,018
                                                                                                     ------------
Green Tree Financial Corporation
  Series 1996-3, Class M1                               7.70         05/15/27            5,000          4,931,250
  Series 1996-4, Class M1                               7.75         06/15/27            4,750          4,701,018
                                                                                                     ------------
                                                                                                        9,632,268
                                                                                                     ------------
The Money Store Home Equity Trust
  Series 1996-A, Class A7                               7.36         03/15/24            4,000          3,932,500
  Series 1996-B, Class A7                               7.55         02/15/20            7,200          7,257,377
                                                                                                     ------------
                                                                                                       11,189,877
                                                                                                     ------------
World Financial Network Credit Card Master Trust
  Series 1996-B, Class A                                6.95         04/15/06            2,500          2,486,328
                                                                                                     ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost--$28,843,274)                                                                                  28,773,563
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--56.9%
WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs)--29.1%
CountryWide Home Loans, Inc.
  Series 1995-4, Class A6                               7.50         09/25/25           10,000          9,165,630
                                                                                                     ------------
GE Capital Mortgage Services, Inc.
  Series 1996-9, Class A4                               7.50         06/25/26            8,738          8,442,877
                                                                                                     ------------
Prudential Home Mortgage Securities Co., Inc.
  Series 1993-35, Class A3, PAC                         6.75         09/25/08            5,327          5,323,661
                                                                                                     ------------
Ryland Mortgage Securities Corporation
  Series 1993-A1, Class A                               7.45         01/28/23           14,258         13,569,176
                                                                                                     ------------

Securitized Asset Sales, Inc.
  Series 1995-B, Class A3                               7.41         09/25/24           16,700         16,123,332
                                                                                                     ------------
TOTAL WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs)
  (Cost--$54,000,146)                                                                                  52,624,676
                                                                                                     ------------
COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS--8.5%
DLJ Mortgage Acceptance Corp.
  Series 1996-CF1, Class A1B                            7.58         03/13/28            3,000(a)       3,002,814
                                                                                                     ------------
Resolution Trust Corp.
  Series 1992-CHF, Class C                              8.25         12/25/20              824            833,678
  Series 1992-C8, Class B                               8.84         12/25/23            3,663          3,798,645
                                                                                                     ------------
                                                                                                        4,632,323
                                                                                                     ------------

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 1996 (unaudited)

                                                                                      Principal          Market
                                                       Current                         Amount            Value
                                                       Coupon         Maturity         (000s)           (Note 2)
-----------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)
SKW II Real Estate Limited Partnership
  Series 1, Class C                                     7.45%        04/15/03        $   3,000(a)    $  3,000,000
                                                                                                     ------------
Salomon Brothers Mortgage Securities VII
  Series 1996-C1, Class A2                              6.78         03/20/06            5,000          4,846,095
                                                                                                     ------------
TOTAL COMMERCIAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $15,696,063)                                                                                 15,481,232
                                                                                                     ------------
SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs)--19.3%
CountryWide Home Loans, Inc.
  Series 1996-1, Class B1                               7.25         05/25/26            3,944          3,699,097
                                                                                                     ------------
Independent National Mortgage Corporation
  Series 1995-L, Class B1                               7.50         08/25/25            6,963          6,533,409
                                                                                                     ------------
Prudential Home Mortgage Securities Co., Inc.
  Series 1993-E, Class 3B                               7.39+        07/28/23            5,415(a)       4,952,612
                                                                                                     ------------
Residential Funding Mortgage Securities, Inc.
  Series 1996-S7, Class M2                              7.00         03/25/26            4,967          4,492,468
  Series 1996-S4, Class M2                              7.25         02/25/26            4,990          4,589,079
  Series 1995-S11, Class M1                             7.50         09/25/25           11,259         10,744,876
                                                                                                     ------------
                                                                                                       19,826,423
                                                                                                     ------------
TOTAL SUBORDINATED COLLATERALIZED MORTGAGE OBLIGATIONS (REMICs)
  (Cost - $36,106,498)                                                                                 35,011,541
                                                                                                     ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost - $105,802,707)                                                                               103,117,449
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
MUNICIPAL ZERO COUPON SECURITIES--7.1%
TEXAS
  Houston Texas, Water & Sewer System
    Revenue Bond, AMBAC                                (b)           12/01/06            5,000          2,825,635
  San Antonio Texas, Electricity & Gas

    Series B, Revenue Bond, FGIC                       (b)           02/01/07           10,000          5,542,540
  Texas, Municipal Power Agency
    Revenue Bond, AMBAC                                (b)           09/01/05            5,490          3,352,084
                                                                                                     ------------
                                                                                                       11,720,259
                                                                                                     ------------
WEST VIRGINIA
  West Virginia, State Parkways Economic
    Development and Tourism Authority Revenue
    Bond, FGIC                                         (b)           05/15/05            1,975          1,225,137
                                                                                                     ------------
TOTAL MUNICIPAL ZERO COUPON SECURITIES
  (Cost - $12,816,292)                                                                                 12,945,396
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
PORTFOLIO OF INVESTMENTS (CONCLUDED)
June 30, 1996 (unaudited)

                                                                                      Principal          Market
                                                                                       Amount            Value
                                                                                       (000s)           (Note 2)
------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT--0.2%
Dated 6/28/96, with State Street Bank and Trust Company, 4.90%, due 7/1/96; proceeds: $416,170, collateralized by $420,000
  U.S. Treasury Note, 6.00%, due 8/31/97, value: $428,152
  (Cost - $416,000)                                                                    $ 416         $    416,000
                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS--141.8%
  (Cost - $261,389,305)                                                                              $257,143,135

LIABILITIES IN EXCESS OF OTHER ASSETS--(41.8%)                                                        (75,848,662)
                                                                                                     ------------

NET ASSETS--100.0%                                                                                   $181,294,473
                                                                                                     ------------
                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------

 REMIC  Real Estate Mortgage Investment Conduit
   PAC  Planned Amortization Class -- Security principal payments are within a predetermined range.
     # Portion of or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)
     +  Variable Rate Security -- Coupon Rate is in effect as of June 30, 1996.
   (a)  Private Placements
 AMBAC  American Municipal Bond Assurance Corporation
   (b)  Zero Coupon Bonds
  FGIC  Financial Guaranty Insurance Company

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1996 (unaudited)

--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost--$261,389,305) (Note 2).............................................   $257,143,135
Cash............................................................................................         32,603
Interest receivable.............................................................................      2,738,689
Deferred organization expenses and other assets (Note 2)........................................        118,982
                                                                                                   ------------
          Total assets..........................................................................    260,033,409
                                                                                                   ------------

LIABILITIES:
Reverse repurchase agreements (Note 5)..........................................................     78,402,000
Interest payable (Note 5).......................................................................        105,487
Accrued expenses................................................................................        105,444
Investment advisory fee payable (Note 3)........................................................         94,037
Administration fee payable (Note 3).............................................................         31,968
                                                                                                   ------------
          Total liabilities.....................................................................     78,738,936
                                                                                                   ------------
NET ASSETS (equivalent to $8.51 per share based on 21,304,673 shares
  outstanding)..................................................................................   $181,294,473
                                                                                                   ------------
                                                                                                   ------------

COMPOSITION OF NET ASSETS:
Capital stock, at par (Note 6)..................................................................   $     21,305
Additional paid-in capital......................................................................    199,452,147
Undistributed net investment income.............................................................      1,207,271
Accumulated net realized losses.................................................................    (15,140,080)
Net unrealized depreciation.....................................................................     (4,246,170)
                                                                                                   ------------
Net assets applicable to capital stock outstanding..............................................   $181,294,473
                                                                                                   ------------
                                                                                                   ------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1996 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2):
  Interest.......................................................................................   $ 10,794,109
                                                                                                    ------------
EXPENSES:
  Investment advisory fees (Note 3)..............................................................        606,894
  Administration fees (Note 3)...................................................................        147,816
  Insurance......................................................................................         81,800
  Reports to shareholders........................................................................         49,389
  Custodian......................................................................................         39,838
  Audit and tax services.........................................................................         23,677
  Directors' fees................................................................................         23,418
  Registration...................................................................................         16,169
  Transfer agency................................................................................         10,835
  Legal..........................................................................................          3,407
  Amortization of organization expenses (Note 2).................................................          3,372
  Miscellaneous..................................................................................         34,560
                                                                                                    ------------
     Total operating expenses....................................................................      1,041,175
       Interest expense (Note 5).................................................................      2,241,629
                                                                                                    ------------
       Total expenses............................................................................      3,282,804
                                                                                                    ------------
  Net investment income..........................................................................      7,511,305
                                                                                                    ------------


REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES TRANSACTIONS (Note 2):
Net realized gains (losses) on:
  Investment transactions........................................................................      4,233,574
  Futures transactions...........................................................................       (336,153)
                                                                                                    ------------
                                                                                                       3,897,421
                                                                                                    ------------
Net change in unrealized appreciation (depreciation) on:
  Investments....................................................................................    (21,768,940)
  Futures transactions...........................................................................        582,188
                                                                                                    ------------
                                                                                                     (21,186,752)
                                                                                                    ------------
Net realized and unrealized losses on investments and futures transactions.......................    (17,289,331)
                                                                                                    ------------
Net decrease in net assets resulting from operations.............................................   $ (9,778,026)
                                                                                                    ------------
                                                                                                    ------------

---------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the
                                                   Six Months
                                                     Ended        For the Year
                                                    June 30,         Ended
                                                      1996        December 31,
                                                  (unaudited)         1995
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS:
  Net investment income........................   $  7,511,305    $ 13,366,214
  Net realized gains (losses) on investments,
     short sales, futures and option
     transactions..............................      3,897,421      (4,902,040)
  Net change in unrealized appreciation
     (depreciation) on investments and futures
     transactions..............................    (21,186,752)     31,235,652
                                                  ------------    ------------
  Net increase (decrease) in net assets
     resulting from operations.................     (9,778,026)     39,699,826
                                                  ------------    ------------

DIVIDENDS TO SHAREHOLDERS (Note 2):
  Net investment income........................     (6,924,921)    (14,439,693)
                                                  ------------    ------------

CAPITAL STOCK TRANSACTIONS (Note 6):
  Cost of Trust shares repurchased and
     retired...................................       (281,526)       (485,673)
                                                  ------------    ------------
          Total increase (decrease) in net
            assets.............................    (16,984,473)     24,774,460

NET ASSETS:
Beginning of period............................    198,278,946     173,504,486
                                                  ------------    ------------
End of period (including undistributed net
  investment income of $1,207,271 and $620,887
  respectively)................................   $181,294,473    $198,278,946
                                                  ------------    ------------
                                                  ------------    ------------
---------------
See notes to financial statements.

                                       10


--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 1996 (unaudited)

-----------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN CASH:

Cash flows provided by operating activities:
  Interest received (excluding accretion of $291,016)..........................................   $  10,829,275
  Interest expense paid........................................................................      (2,326,543)
  Operating expenses paid......................................................................      (1,186,989)
  Sale of short-term portfolio investments, net................................................         227,000
  Purchase of long-term portfolio investments..................................................    (191,168,065)
  Proceeds from disposition of long-term portfolio investments and principal paydowns..........     200,650,095
  Net cash provided by futures transactions....................................................         195,410
                                                                                                  -------------
  Net cash provided by operating activities....................................................      17,220,183
                                                                                                  -------------

Cash flows used for financing activities:
  Net cash used for reverse repurchase agreements..............................................     (10,081,000)
  Cash used to repurchase and retire Trust shares..............................................        (356,826)
  Cash dividends paid..........................................................................      (7,029,167)
                                                                                                  -------------
  Net cash used for financing activities.......................................................     (17,466,993)
                                                                                                  -------------

Net decrease in cash...........................................................................        (246,810)
Cash at beginning of period....................................................................         279,413
                                                                                                  -------------
Cash at end of period..........................................................................   $      32,603
                                                                                                  -------------
                                                                                                  -------------


RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:

Net decrease in net assets resulting from operations...........................................   $  (9,778,026)
                                                                                                  -------------
  Decrease in investments......................................................................       5,167,422
  Decrease in net unrealized appreciation on investments.......................................      21,768,940
  Decrease in interest receivable..............................................................         343,200
  Decrease in variation margin payable.........................................................         (50,625)
  Increase in other assets.....................................................................        (104,179)
  Decrease in accrued expenses and other liabilities...........................................        (126,549)
                                                                                                  -------------
          Total adjustments....................................................................      26,998,209
                                                                                                  -------------

Net cash provided by operating activities......................................................   $  17,220,183
                                                                                                  -------------
                                                                                                  -------------

------------------
See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.

FINANCIAL HIGHLIGHTS

                                                                                               For the Period
                                               For the         For the Year    For the Year    March 1, 1993*
                                           Six Months Ended       Ended           Ended           through
                                            June 30, 1996      December 31,    December 31,     December 31,
                                             (unaudited)           1995            1994             1993
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of
    period .............................       $   9.29          $   8.11        $   9.41         $   9.34**
                                           ----------------    ------------    ------------    --------------
  Net investment income ................           0.35              0.63            0.80             0.62
  Net effect of shares repurchased .....             --              0.01            0.01               --
  Net realized and unrealized gains
    (losses) on investments, short
    sales, futures and option
    transactions .......................          (0.81)             1.22           (1.36)            0.04
                                           ----------------    ------------    ------------    --------------
  Net increase (decrease) in net asset
    value resulting from operations ....          (0.46)             1.86           (0.55)            0.66
                                           ----------------    ------------    ------------    --------------
  Dividends from net investment
    income .............................          (0.32)            (0.68)          (0.75)           (0.59)
  Net asset value, end of period .......       $   8.51          $   9.29        $   8.11         $   9.41
                                           ----------------    ------------    ------------    --------------
                                           ----------------    ------------    ------------    --------------
  Market price, end of period ..........       $   7.25          $  7.625        $   7.00         $   8.63
                                           ----------------    ------------    ------------    --------------
                                           ----------------    ------------    ------------    --------------
  TOTAL INVESTMENT RETURN+ .............          (0.77)%           19.10%         (10.63)%          (1.81)%(1)


RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTARY DATA:
Net assets, end of period (000s) .......       $181,294          $198,279        $173,504         $204,146
Total operating expenses ...............           1.12%(2)          1.08%           1.08%            0.99%(2)
Interest expense .......................           2.40%(2)          2.49%           1.90%            1.08%(2)
Net investment income ..................           8.05%(2)          7.14%           9.10%            7.85%(2)
Portfolio turnover rate ................             71%              163%            171%             287%

------------
      *  Commencement of investment operations.
     **  Net of offering costs of $0.03.
      + Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of sales loads or brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.

See notes to financial statements.

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 1996 (unaudited)

--------------------------------------------------------------------------------

1. THE TRUST:

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the 'Trust'), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the '1940 Act') as a diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the 'Advisor'). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval. The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch Investors Service, L.P. or between Aaa and Baa by Moody's Investors Services, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments -- Where market quotations are readily available, portfolio securities are valued based upon the current bid price. The Trust values mortgage-backed securities ('MBS') and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates.

Financial Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by 'marking-to-market' on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to adjust the portfolio for fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

Options Written or Purchased -- The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
June 30, 1996 (unaudited)

--------------------------------------------------------------------------------

adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the transaction. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased

(put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is a loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust will only write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Securities Transactions and Investment Income -- Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on zero-coupon securities are amortized using the effective yield to maturity method.

Taxes -- It is the Trust's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions -- The Trust declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Deferred Organization Expenses -- A total of $34,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

Cash Flow Information -- The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as 'Cash' in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.


Repurchase Agreements -- The Trust, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS:

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONTINUED)
June 30, 1996 (unaudited)

--------------------------------------------------------------------------------

rate of 0.65% of the Trust's average weekly net assets. For the six months ended June 30, 1996, the Advisor earned $606,894 in Investment Advisory Fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the 'Administrator'). The Administrator performs administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and provides the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. For the six months ended June 30, 1996, the Administrator earned $147,816 in Administration Fees.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor.

4. PURCHASES AND SALES OF INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 1996 aggregated $191,168,065 and $198,671,658, respectively.

The federal income tax basis of the Trust's investments at June 30, 1996 was $261,389,305 and accordingly, net unrealized depreciation for federal income tax purposes was $4,246,170 (gross unrealized appreciation--$1,505,027; gross unrealized depreciation--$5,751,197). At December 31, 1995, the Trust had a capital loss carryforward of approximately $19,160,154, of which $6,572,792 expires in 2001, $6,856,606 expires in 2002 and $5,730,756 expires in 2003.

5. BORROWINGS:

The Trust may enter into reverse repurchase agreements and dollar roll agreements with the same parties with whom it may enter into repurchase agreements. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially identical securities may be repurchased. Under a reverse repurchase agreement or a dollar roll agreement, the Trust sells securities and agrees to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements and dollar roll agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement or a dollar roll agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements and dollar roll agreements. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement or a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement or the dollar roll agreement may effectively be restricted pending such decision.

At June 30, 1996, the Trust had the following reverse repurchase agreements outstanding:

                                         MATURITY IN
                                       ZERO TO 30 DAYS
                                       ---------------
Maturity Amount.....................     $78,530,481
                                       ---------------
Market Value of Assets Sold Under
  Agreements........................     $78,831,080
                                       ---------------
Weighted Average Interest Rate......            5.28%

The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1996 was approximately $83,691,023 at a weighted average interest rate of 5.39%. The maximum amount of reverse repurchase agreements outstanding on any day that net asset value was calculated during the period was $100,433,000 as of January 22, 1996, which was 33.4% of total assets.


6. CAPITAL STOCK:

There are 75 million shares of $0.001 par value common stock authorized. Of the 21,304,673 shares outstanding at June 30, 1996, the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 15% of the total outstanding common stock, or approximately 3.2 million shares, are authorized for repurchase. The

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
June 30, 1996 (unaudited)

--------------------------------------------------------------------------------

purchase price may not exceed the then-current net asset value.

During the six months ended June 30, 1996 and the year ended December 31, 1995, the Trust repurchased totals of 36,700 and 64,100 shares of its outstanding common stock at costs of $281,526 and $485,673 and average discounts of approximately 16.91% and 16.56% from its net asset value, respectively. All shares repurchased have been retired.

7. FINANCIAL INSTRUMENTS:

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Trust held no futures contracts at June 30, 1996.

8. SUBSEQUENT EVENT:

The Trust's Board of Directors declared the following regular monthly dividends:

DIVIDEND       RECORD      PAYABLE
PER SHARE       DATE         DATE
---------     --------     --------

$0.05416      07/22/96     07/31/96
$0.05416      08/19/96     08/29/96

--------------------------------------------------------------------------------
                           PROXY RESULTS--(UNAUDITED)

--------------------------------------------------------------------------------

During the six months ended June 30, 1996, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on April 16, 1996. The description of each proposal and number of shares voted are as follows:

                                                                   SHARES VOTED
                                                 SHARES VOTED        WITHOUT
                                                     FOR            AUTHORITY
-------------------------------------------------------------------------------

1. To elect the members
   to the Trust's Board
   of Directors:          Garth Marston           17,194,689          337,924
                          Leo M. Walsh, Jr.       17,225,537          307,075
-------------------------------------------------------------------------------

                                                SHARES VOTED      SHARES VOTED
                          SHARES VOTED FOR        AGAINST           ABSTAIN
------------------------------------------------------------------------------

2. To select Price
   Waterhouse LLP as the
   Trust's independent
   accountants:              17,090,134             105,889          336,589
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
SELECTED QUARTERLY FINANCIAL DATA
(unaudited)

--------------------------------------------------------------------------------

                                                                NET REALIZED AND
                                                                UNREALIZED GAINS
                                                                   (LOSSES) ON            NET INCREASE
                                           NET INVESTMENT      INVESTMENTS, SHORT      (DECREASE) IN NET
                                                               SALES, FUTURES AND       ASSETS RESULTING        DIVIDENDS AND
                                               INCOME          OPTION TRANSACTIONS      FROM OPERATIONS         DISTRIBUTIONS
                                         ------------------   ---------------------   --------------------   --------------------
                              TOTAL                    PER                    PER                    PER                    PER
QUARTERLY PERIOD              INCOME       AMOUNT     SHARE      AMOUNT      SHARE      AMOUNT      SHARE      AMOUNT      SHARE

---------------------------------------------------------------------------------------------------------------------------------
March 1, 1993* through
 March 31, 1993...........  $1,098,287   $  937,481   $0.04   $    309,743   $ 0.01   $ 1,247,224   $ 0.05   $         0   $ 0.00
April 1, 1993 through
 June 30, 1993............   4,763,551    3,832,812    0.18      2,686,112     0.12     6,518,924     0.30    (4,344,306)   (0.20)
July 1, 1993 through
 September 30, 1993.......   5,272,115    4,111,430    0.19      2,755,490     0.13     6,866,920     0.32    (4,342,104)   (0.20)
October 1, 1993 through
 December 31, 1993........   5,832,414    4,539,300    0.21     (4,723,850)   (0.22)     (184,550)   (0.01)   (4,068,685)   (0.19)
January 1, 1994 through
 March 31, 1994...........   5,795,794    4,558,085    0.21     (6,888,543)   (0.32)   (2,330,458)   (0.11)   (4,058,269)   (0.19)
April 1, 1994 through
 June 30, 1994............   5,902,772    4,616,386    0.22     (9,012,124)   (0.40)   (4,395,738)   (0.18)   (4,042,754)   (0.19)
July 1, 1994 through
 September 30, 1994.......   5,406,620    3,968,134    0.18     (5,830,890)   (0.28)   (1,862,756)   (0.09)   (4,029,318)   (0.19)
October 1, 1994 through
 December 31, 1994........   5,679,863    4,021,909    0.19     (7,726,469)   (0.36)   (3,704,560)   (0.17)   (4,005,735)   (0.18)
January 1, 1995 through
 March 31, 1995...........   4,717,982    3,413,100    0.16     (7,036,248)   (0.33)   (3,623,148)   (0.17)   (3,745,737)   (0.17)
April 1, 1995 through
 June 30, 1995............   4,968,099    3,310,058    0.15     25,633,344     1.20    28,943,402     1.35    (3,745,744)   (0.18)
July 1, 1995 through
 September 30, 1995.......   5,181,587    3,333,022    0.16        211,662     0.01     3,544,684     0.17    (3,476,446)   (0.17)
October 1, 1995 through
 December 31, 1995........   5,193,154    3,310,034    0.16      7,524,854     0.35    10,834,888     0.51    (3,471,766)   (0.16)
January 1, 1996 through
 March 31, 1996...........   5,275,950    3,476,418    0.16    (11,839,891)   (0.55)   (8,363,473)   (0.39)   (3,463,398)   (0.16)
April 1, 1996 through
 June 30, 1996............   5,518,159    4,034,887    0.19     (5,449,440)   (0.26)   (1,414,553)   (0.07)   (3,461,523)   (0.16)


                                 SHARE

                                 PRICE
                             -------------
QUARTERLY PERIOD             HIGH      LOW
-------------------------------------------
March 1, 1993* through
 March 31, 1993...........  $10 1/8  $9 7/8
April 1, 1993 through
 June 30, 1993............   10       8 7/8
July 1, 1993 through
 September 30, 1993.......    9 3/8   9
October 1, 1993 through
 December 31, 1993........    9 1/4   8 3/8
January 1, 1994 through
 March 31, 1994...........    8 7/8   8
April 1, 1994 through
 June 30, 1994............    8 1/4   7 5/8
July 1, 1994 through
 September 30, 1994.......    8       7 1/4
October 1, 1994 through
 December 31, 1994........    7 3/8   6 3/4
January 1, 1995 through
 March 31, 1995...........    7 3/8   7
April 1, 1995 through
 June 30, 1995............    8       7 1/8
July 1, 1995 through
 September 30, 1995.......    7 7/8   7 1/8
October 1, 1995 through
 December 31, 1995........    7 7/8   7 1/2
January 1, 1996 through
 March 31, 1996...........    8 1/8   7 1/2
April 1, 1996 through
 June 30, 1996............    7 5/8   7


* Commencement of investment operations.
--------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION CAPITAL MANAGEMENT, INC.
520 Madison Avenue
New York, New York 10022
FOR GENERAL INFORMATION ABOUT THE TRUST:
(800) HYPERION

TRANSFER AGENT

BOSTON EQUISERVE L.P.
Investor Relations Department
P.O. Box 8200
Boston, Massachusetts 02266-8200
FOR SHAREHOLDER SERVICES:

(800) 426-5523

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, Massachusetts 02116

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036

LEGAL COUNSEL

GIBSON DUNN & CRUTCHER LLP
1050 Connecticut Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

     A Dividend Reinvestment Plan (the 'Plan') is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the 'Plan Agent') in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

     There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

     A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

     If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

------------------------------------------------------

OFFICERS & DIRECTORS

------------------------------------------------------

Kenneth C. Weiss
Chairman

Rodman L. Drake*
Director

Garth Marston*
Director

Harry E. Petersen, Jr.*
Director

Lewis S. Ranieri
Director

Patricia A. Sloan
Director & Secretary

Leo M. Walsh, Jr.*
Director

Louis C. Lucido
President

Clifford E. Lai
Senior Vice President

John N. Dunlevy
Vice President

Joseph W. Sullivan
Treasurer

* Audit Committee Members



------------------------------------------------------

              HYPERION
                Capital Management, Inc.

------------------------------------------------------

The accompanying financial statements as of June 30, 1996 were not audited and, accordingly, no opinion is expressed on them.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.


                   HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                                TERM TRUST, INC.
                               520 Madison Avenue
                               New York, NY 10022

--------------------------------------
            HYPERION 2005
             INVESTMENT
                GRADE
             OPPORTUNITY
              TERM TRUST

--------------------------------------

          Semi-Annual Report

--------------------------------------
            June 30, 1996